Exhibit 10.3

AMENDATORY AGREEMENT

THIS AMENDATORY AGREEMENT (this “Amendatory Agreement”) is made as of August 14, 2015

AMONG

(1)	EAGLE BULK SHIPPING INC., as Borrower;

(2)	THE COMPANIES listed in Schedule 8 as joint and several Guarantors;

(3)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 as Lenders;

(4)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 2 as Swap Banks;

(5)	ABN AMRO CAPITAL USA LLC, CRéDIT AGRICOLE CORPORATE AND INVESTMENT BANK and CIT FINANCE LLC, as Mandated Lead Arrangers and as Bookrunners;

(6)	ABN AMRO CAPITAL USA LLC and CRéDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Structuring Banks;

(7)	ABN AMRO CAPITAL USA LLC, as Agent; and

(8)	ABN AMRO CAPITAL USA LLC, as Security Trustee.

PRELIMINARY STATEMENTS:

(A)

The Borrower, the Guarantors, the Lenders, the Swap Banks, the Mandated Lead Arrangers, the Bookrunners, the Structuring Banks, the Agent and the Security Trustee are parties to a Loan Agreement dated as of October 9, 2014 (the “Loan Agreement”) providing for a senior secured revolving credit facility and term loan facility of (originally) up to $275,000,000 for the purposes described therein.

(B)	The Parties have agreed to amend certain provisions of the Loan Agreement, in each case as herein provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

1.	DEFINITIONS

Words and expressions defined in the Loan Agreement shall have the same meaning when used in this Amendatory Agreement unless the context otherwise requires.

2.	REPRESENTATIONS AND WARRANTIES

Each of the Borrower and the Guarantors jointly and severally represents and warrants to each Creditor Party that:

(a)	All of the representations and warranties contained in Clause 10 of the Loan Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof.

(b)	This Amendatory Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

(c)	It has the capacity and has taken all action, if applicable, and no consent of any person is required for it to execute and comply with its obligations under this Amendatory Agreement.

(d)

The execution of this Amendatory Agreement, and compliance with this Amendatory Agreement, will not result in a contravention of any law or regulation, its constitutional documents, or any contractual or other obligation or restriction which is binding on it or any of its assets.

3.	AMENDMENTS TO LOAN AGREEMENT

With effect from the date hereof:

3.01	Clause 11.1(g)(iv) of the Loan Agreement is amended to insert the following proviso at the end thereof:

“; provided, however, for each fiscal quarter ending during the period commencing on December 31, 2015 until September 30, 2016, the Borrowers shall prepare and deliver to the Agent a Compliance Certificate (A) together with the quarterly reports that the Borrower delivers in (ii) above in respect of matters other than the minimum required security cover under Clause 15.2, and (B) within 45 days after the end of each of the first three fiscal quarters of each Fiscal Year and within 75 days after the end of the fourth fiscal quarter of each Fiscal Year, solely in respect of the minimum required security cover under Clause 15.2; and”

3.02	Clause 11.1(h)(i) of the Loan Agreement is amended to insert the following proviso at the end thereof:

“; provided, however, for each fiscal quarter ending during the period commencing on December 31, 2015 until and including September 30, 2016, the Agent shall procure at least two written appraisal reports setting forth the Fair Market Value of each Ship, at the Borrower’s expense, for inclusion with the Compliance Certificate required to be delivered under Clause 11.1(g)(iv) in respect of each such fiscal quarter, each such written appraisal report to be procured as of a date not earlier than 10 days prior to the date of the relevant Compliance Certificate;”

3.03	Clause 11.2(i)(ii) of the Loan Agreement is amended and restated to read in its entirety as follows:

“(ii)

Prior to December 31, 2016 or, at any time after December 31, 2016, if an Event of Default or a Potential Event of Default has occurred and is continuing or if the Borrower is not in compliance with Clause 11.1(h)(i) of this Agreement for the Fiscal Year ending on December 31, 2016, none of the Borrower or the Guarantors shall declare or pay any dividends or return any capital to its equity holders or authorize or make any other distribution, payment or delivery of property or cash to its equity holders, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for value, any interest of any class or series of its Equity Interests (or acquire any rights, options or warrants relating thereto but not including convertible debt) now or hereafter outstanding, or repay any subordinated loans to equity holders or set aside any funds for any of the foregoing purposes.”

3.04	Clause 12.3(a) of the Loan Agreement is amended and restated to read in its entirety as follows:

“(a)

On the last day of the fiscal quarter ending on December 31, 2016 and on the last day of each succeeding fiscal quarter, the Borrower shall maintain an Interest Coverage Ratio of not less than 2.50 to 1.00 (the “Minimum Interest Coverage Ratio”) calculated:

(i)	on a trailing two quarter basis for the fiscal quarter ending December 31, 2016,

(ii)	on a trailing three quarter basis for the fiscal quarter ending March 31, 2017, and

(iii)	on a trailing four quarter basis for the fiscal quarter ending June 30, 2017 and each succeeding fiscal quarter thereafter.“

3.05	Clause 15.2 of the Loan Agreement is amended and restated to read in its entirety as follows:

“15.2     Minimum required security cover. If, at any time, the Agent notifies the Borrower that:

(a)	the Security Value; plus

(b)	the net realizable value of any additional Collateral previously provided under this Clause 15,

is below:

(i)	prior to June 30, 2017, 165 percent of the Loan,

(ii)	on or after July 1, 2017 and on or before October 14, 2017, 157.5 percent of the Loan, and

(iii)	thereafter, 165 percent of the Loan,

the Agent (acting upon the instruction of the Majority Lenders or any Mandated Lead Arranger) shall require the Borrower to comply with the requirements of Clause 15.3.”

3.06

Except as provided herein, all the remaining provisions of the Loan Agreement shall remain unchanged, valid and binding on all the parties thereto. Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Loan Agreement” in any of the other Finance Documents, shall mean and refer to the Loan Agreement as amended hereby.

4.	FEES AND EXPENSES

4.01

The Borrower shall pay to the Agent for distribution among the Lenders pro rata according to their Contributions on or before the date of this Amendatory Agreement a non-refundable amendment fee of $500,000.

4.02	The Borrower agrees that the provisions of Clause 21 (Fees and Expenses) of the Loan Agreement shall apply to this Amendatory Agreement.

5.	ENTIRE AGREEMENT

This Amendatory Agreement constitutes the full and entire agreement of the Parties with respect to the transactions contemplated herein.

6.	COUNTERPARTS

This Amendatory Agreement may be executed in any number of counterparts.

7.	Governing law

THIS AMENDATORY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

This Amendatory Agreement has been entered into as of the date stated at the beginning of this Amendatory Agreement.

SIGNATORIES

EAGLE BULK SHIPPING INC., as Borrower	Avocet Shipping LLC
Bittern Shipping LLC
By: /s/Adir Katzav	Canary Shipping LLC
Name: Adir Katzav	Cardinal Shipping LLC
Title: Chief Financial Officer	Condor Shipping LLC

Crane Shipping LLC

Crested Eagle Shipping LLC

Crowned Eagle Shipping LLC

Egret Shipping LLC

Falcon Shipping LLC

Gannet Shipping LLC

Golden Eagle Shipping LLC

Goldeneye Shipping LLC

Grebe Shipping LLC

Harrier Shipping LLC

Hawk Shipping LLC

Ibis Shipping LLC

Imperial Eagle Shipping LLC

Jaeger Shipping LLC

Jay Shipping LLC

Kestrel Shipping LLC

Kite Shipping LLC

Kittiwake Shipping LLC

Kingfisher Shipping LLC

Martin Shipping LLC

Merlin Shipping LLC

Nighthawk Shipping LLC

Oriole Shipping LLC

Osprey Shipping LLC

Owl Shipping LLC

Peregrine Shipping LLC

Petrel Shipping LLC

Puffin Shipping LLC

Redwing Shipping LLC

Roadrunner Shipping LLC

Sandpiper Shipping LLC

Shrike Shipping LLC

Skua Shipping LLC

Sparrow Shipping LLC

Stellar Eagle Shipping LLC

Tern Shipping LLC

Thrasher Shipping LLC

Thrush Shipping LLC

Woodstar Shipping LLC Wren Shipping LLC, as Guarantors

By:	/s/ Adir Katzav
Name:	Adir Katzav
Title:	Attorney-in-fact

ABN AMRO CAPITAL USA LLC, as Lender, Mandated Lead Arranger, Bookrunner, Structuring Bank, Agent, and Security Trustee

By:	/s/ Rajbir Talwar
Name:	Rajbir Talwar
Title:	Director

By:	/s/ Urvashi Zutshi
Name:	Urvashi Zutshi
Title:	Managing Director

ABN AMRO BANK N.V., as Swap Bank

By:	/s/ A.C.A.J Biesbroeck
Name:	A.C.A.J Biesbroeck
Title:

By:	/s/ M.N.Hoogeveen
Name:	M.N.Hoogeveen
Title:

CRéDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender, Mandated Lead Arranger, Bookrunner, Structuring Bank and Swap Bank

By:	/s/ Eden Rahman
Name:	Eden Rahman
Title:	Associate

By:	/s/ Irina Benimovich
Name:	Irina Benimovich
Title:	Associate

CIT FINANCE LLC, as Mandated Lead Arranger and Bookrunner

By:	/s/ Adam Conrad
Name:	Adam Conrad
Title:	Chief Credit Officer, Maritime Finance

CIT BANK, N.A. (as successor by merger to CIT BANK), as Lender and Swap Bank

By:	/s/ Adam Conrad
Name:	Adam Conrad
Title:	Chief Credit Officer, Maritime Finance

DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHÄFT, as Lender

By:	/s/ Bastian Duemert
Name:	Bastian Duemert
Title:	Vice President

NIBC BANK N.V., as Lender

By:	/s/ Jan Willem Van Roggen
Name:	Jan Willem Van Roggen
Title:	Managing Director

By:	/s/ Jan-Willem Schellingerhout
Name:	Jan-Willem Schellingerhout
Title:	Vice President

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as Lender

By:	/s/ Arne Juell-Skielse
Name:	Arne Juell-Skielse
Title:

By:	/s/ Per Bjernekull
Name:	Per Bjernekull
Title:

 SCHEDULE 1

LENDERS

ABN AMRO Capital USA LLC

Crédit Agricole Corporate and Investment Bank

CIT Bank, N.A. (as successor by merger to CIT Bank)

Deutsche Bank AG Filiale Deutschlandgeschäft

NIBC Bank N.V.

Skandinaviska Enskilda Banken AB (publ)

SCHEDULE 2

SWAP BANKS

ABN AMRO Bank N.V.

Credit Agricole Corporate and Investment Bank

CIT Bank, N.A. (as successor by merger to CIT Bank)

SCHEDULE 8

Guarantors

Avocet Shipping LLC
Bittern Shipping LLC
Canary Shipping LLC
Cardinal Shipping LLC
Condor Shipping LLC
Crane Shipping LLC
Crested Eagle Shipping LLC
Crowned Eagle Shipping LLC
Egret Shipping LLC
Falcon Shipping LLC
Gannet Shipping LLC
Golden Eagle Shipping LLC
Goldeneye Shipping LLC
Grebe Shipping LLC
Harrier Shipping LLC
Hawk Shipping LLC
Ibis Shipping LLC
Imperial Eagle Shipping LLC
Jaeger Shipping LLC
Jay Shipping LLC
Kestrel Shipping LLC
Kite Shipping LLC
Kittiwake Shipping LLC
Kingfisher Shipping LLC
Martin Shipping LLC
Merlin Shipping LLC
Nighthawk Shipping LLC
Oriole Shipping LLC
Osprey Shipping LLC
Owl Shipping LLC
Peregrine Shipping LLC
Petrel Shipping LLC
Puffin Shipping LLC
Redwing Shipping LLC
Roadrunner Shipping LLC
Sandpiper Shipping LLC
Shrike Shipping LLC
Skua Shipping LLC
Sparrow Shipping LLC
Stellar Eagle Shipping LLC
Tern Shipping LLC
Thrasher Shipping LLC
Thrush Shipping LLC
Woodstar Shipping LLC
Wren Shipping LLC